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                                                                   Exhibit 10.36
                                                                   -------------

                        ALABAMA NATIONAL BANCORPORATION
                         1999 LONG TERM INCENTIVE PLAN


                                  SECTION 1.
                                   PURPOSE

     The name of this plan is the Alabama National BanCorporation 1999 Long
Term Incentive Plan (the "Plan"). The purpose of the Plan is to enable Alabama National BanCorporation (the "Company") and its Subsidiaries to retain employees who contribute to the Company's success by their ability, ingenuity and industry, to attract employees who the Company's management believes can make such contributions, and to enable such employees to participate in the long term success and growth of the Company through equity ownership in the Company.


                                   SECTION 2.
                                  DEFINITIONS

     For purposes of the Plan, the following terms shall be defined as set forth below:

     "Board" means the Board of Directors of the Company.

     "Cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct or dishonesty which is harmful to the business or reputation of the Company or any Subsidiary, as determined by the Committee in its sole discretion.

     "Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto.

     "Committee" means a committee of the Board appointed for the purpose of administering the Plan.

     "Commission" means the Securities and Exchange Commission.

     "Company" means Alabama National BanCorporation, a corporation organized under the laws of the State of Delaware (or any successor corporation).

     "Disability" means total and permanent disability as determined in accordance with the Company's long term disability programs or policies in effect at the time of determination.

     "Early Retirement" means retirement from active employment with the Company or any Subsidiary on or after the date on which a participant reaches the age of fifty-five (55) but before the date on which the participant reaches the age of sixty-five (65).

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor thereto.

     "Fair Market Value" means, as of any given date, the closing price of the Stock on such date (or if no transactions were reported on such date on the next preceding date on which transactions were so reported) on the NASDAQ Stock Market or if the Stock is not on such date listed on the NASDAQ Stock Market, in the principal market in which such Stock is traded on such date.

     "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

     "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

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     "Normal Retirement" means retirement from active employment with the
Company and any Subsidiary on or after the date on which a participant reaches the age of sixty-five (65).

     "Performance Award" means an award of shares of Stock or cash to a participant pursuant to Section 9 contingent upon achieving certain performance goals.

     "Plan" means this 1999 Long Term Incentive Plan.

     "Restricted Stock" means an award of shares of Stock granted pursuant to
Section 8 hereof.

     "Retirement" means Normal or Early Retirement.

     "Stock" means the Common Stock of the Company.

     "Stock Appreciation Right" means a right granted pursuant to Section 7, which entitles the holder to receive a cash payment or an award of Stock in an amount equal to the difference between (i) the Fair Market Value of the Stock covered by such right at the date the right is granted, unless otherwise determined by the Committee pursuant to Section 6, and (ii) the Fair Market Value of the Stock covered by such right at the date the right is exercised, multiplied by the number of shares covered by the right.

     "Stock Option" means any option to purchase shares of Stock granted to employees pursuant to Section 6.

     "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     "Ten Percent Shareholder" means a person who owns (after taking into account the attribution rules of Section 424(b) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

                                  SECTION 3.
                                ADMINISTRATION

     The Plan shall be administered by the Committee, which shall have the power and authority to grant to eligible employees, pursuant to the terms of the Plan:
(i) Stock Options; (ii) Stock Appreciation Rights; (iii) Restricted Stock; or
(iv) Performance Awards.

     In particular, the Committee shall have the authority:

     (i) to select the employees of the Company and its Subsidiaries to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Awards or a combination of the foregoing from time to time will be granted hereunder;

     (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Awards or a combination of the foregoing, are to be granted hereunder;

     (iii) to determine the number of shares of Stock to be covered by each such award granted hereunder;

     (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder including, but not limited to, any restriction on any Stock Option or other award and/or the shares of Stock relating thereto based on performance and/or such other factors as the Committee may determine, in its sole

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discretion, and any vesting features based on the passage of time, performance and/or such other factors as the Committee may determine, in its sole discretion;

     (v) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of a participant, including providing for and determining the amount (if any) of deemed earnings on any deferred amount during any deferral period.

     Subject to Section 11, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

     Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any award hereunder shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive and binding upon all persons, including the Company, any employee, any holder or beneficiary of any award granted hereunder and any shareholder.


                                  SECTION 4.
                             STOCK SUBJECT TO PLAN

     The total number of shares of Stock reserved and available for distribution under the Plan shall be 300,000 (subject to appropriate adjustments to reflect changes in the capitalization of the Company). Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     The maximum number of shares subject to awards which may be granted under the Plan to any individual in any one year is 75,000 (subject to appropriate adjustments to reflect changes in the capitalization of the Company).

     If any shares of Stock that have been subject to Stock Options cease to be subject to Stock Options, or if any shares subject to any Restricted Stock award granted hereunder are forfeited or such award is otherwise terminated, such shares shall again be available for distribution in connection with future awards under the Plan.

     In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Stock Options granted under the Plan and in the number of shares subject to Restricted Stock awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.


                                   SECTION 5.
                                  ELIGIBILITY

     Employees of the Company or its Subsidiaries (but excluding members of the Committee and any person who serves only as a director) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or its Subsidiaries are eligible to be granted Stock Options, Stock Appreciation Rights, Restricted Stock or Performance Awards. The optionees and participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares covered by each award or grant.


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                                  SECTION 6.
                                 STOCK OPTIONS

     Stock Options may be granted either alone or in addition to other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee.

     The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

     The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

     Except as provided in Section 6(j) hereof, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code. Notwithstanding the foregoing, in the event an optionee voluntarily disqualifies a Stock Option as an Incentive Stock Option within the meaning of
Section 422 of the Code, the Committee may, but shall not be obligated to, make such additional grants, awards or bonuses as the Committee shall deem appropriate, to reflect the tax savings to the Company which results from such disqualification.

     Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

     (a)  Option Price. The option price per share of Stock purchasable under a
          ------------
Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of the Stock on the date of the grant of the Stock Option; provided, however, if the Stock Option is an Incentive Stock Option granted to a Ten Percent Shareholder, the option price for each share of Stock subject to such Incentive Stock Option shall be no less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the date such Incentive Stock Option is granted.

     (b)  Option Term. The term of each Stock Option shall be fixed by the
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Committee, provided that no Stock Option which is granted to a Ten Percent
Shareholder shall be exercisable more than five (5) years after the date such Stock Option is granted and that no Stock Option which is granted to an optionee that is not a Ten Percent Shareholder shall be exercisable more than ten (10) years after the date such Stock Option is granted.

     (c)  Exercisability. Subject to Section 6(j) with respect to Incentive
          --------------
Stock Options, Stock Options shall be exercisable at such time or times and subject to such terms and conditions, including, without limitation, vesting conditions tied to Stock price or other criteria, as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provision at any time in whole or in part based on performance and/or such other factors as the Committee may determine in its sole discretion.

     (d)  Method of Exercise. Stock Options may be exercised in whole or in
          ------------------
part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted Stock owned by the optionee or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to an award hereunder may be used for payment (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee). If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part with shares of Restricted Stock the shares received upon the exercise of such Stock Option shall be restricted or deferred, as the case

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may be, in accordance with the original term of the Restricted Stock award in question, except that the Committee may direct that such restrictions or deferral provisions shall apply only to the number of such shares equal to the number of shares of Restricted Stock surrendered upon the exercise of such option. No shares of unrestricted Stock shall be issued until full payment therefor has been made. An optionee shall have the rights to dividends or other rights of a stockholder with respect to shares subject to the Stock Option when the optionee has given written notice of exercise and has paid in full for such shares.

     (e)  Transferability of Options. Except as otherwise set forth in this
          --------------------------
Section 6(e), no Stock Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution. All Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee. The Committee shall have the discretionary authority, however, to grant Non-Qualified Stock Options which would be transferable to members of an optionee's immediate family (which shall include, for purposes of this section, spouses and children and grandchildren, whether natural or adopted), and to trusts for the benefit of such family members and partnerships or limited liability companies in which such family members are the only partners or members. For purposes of paragraphs (f), (g), (h) and (i) of this Section 6, a transferred Stock Option may be exercised by the transferee only to the extent that the optionee would have been entitled had the Stock Option not been transferred.

     (f)  Termination of Employment by Reason of Death. Unless otherwise
          --------------------------------------------
determined by the Committee, if any optionee's employment with the Company or any Subsidiary terminates by reason of death, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of three (3) years from the date of death (or such shorter period as may be determined by the Committee at the time of grant) or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

     (g)  Termination of Employment by Reason of Disability. Unless otherwise
          -------------------------------------------------
determined by the Committee, if any optionee's employment with the Company and any Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), for a period of three (3) years (or such shorter period as may be determined by the Committee at the time of grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; and if the optionee dies within such period, any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death, for the remainder of such period. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (h)  Termination of Employment by Reason of Retirement. Unless otherwise
          -------------------------------------------------
determined by the Committee, if any optionee's employment with the Company or any Subsidiary terminates by reason of Retirement (with Committee consent) under a formal plan or policy of the Company, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), for a period of three (3) years (or such shorter period as may be determined by the Committee at the time of grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; and if the optionee dies within such period, any unexercised Stock Option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for the remainder of such period. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (i)  Other Termination of Employment. Unless otherwise determined by the
          -------------------------------
Committee, if an optionee's employment with the Company or any Subsidiary terminates for any reason other than death, Disability or Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised, to the extent it was exercisable at the time of termination, for the lesser of three (3) months from the date of termination or the balance

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of such Stock Option's term, if the optionee's employment with the Company and any Subsidiary is involuntarily terminated by the optionee's employer without Cause.

     (j)  Limit on Value of Incentive Stock Option First Exercisable Annually.
          -------------------------------------------------------------------
The aggregate Fair Market Value (determined at the time of grant) of the Stock for which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year under the Plan (and/or any other stock option plans of the Company and any Subsidiary) shall not exceed $100,000.


                                  SECTION 7.
                           STOCK APPRECIATION RIGHTS

     (a)  Grant and Exercise When Granted in Conjunction With Stock Options.
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Stock Appreciation Rights may be granted in conjunction with all or part of any
Stock Option granted under the Plan and may contain terms and conditions different from those of the related Stock Option, except as otherwise provided below. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Non-Qualified Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Incentive Stock Option.

     A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Committee at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

     A Stock Appreciation Right may be exercised by an optionee, in accordance with Section 7(c), by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 7(c). Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

     (b)  Grant and Exercise When Granted Alone. Stock Appreciation Rights
          -------------------------------------
may be granted at the discretion of the Committee in a manner not related to an award of a Stock Option. The Stock Appreciation Right, granted under Section 7(b), shall be exercisable in accordance with Section 7(c) over a period not to exceed ten years. Any Stock Appreciation Right which is outstanding on the last day of the exercisable period shall be automatically exercised on such date for cash or Common Stock, as determined by the Committee, without any action by the holder.

     (c)  Terms and Conditions. Stock Appreciation Rights shall be subject to
          --------------------
such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

          (i) Stock Appreciation Rights granted pursuant to Section 7(a) shall be exercisable only at such time or times and to the extent that the Stock Options to which the Stock Appreciation Rights relate shall be exercisable in accordance with the provisions of Section 6 and this Section 7 of the Plan.

          (ii) Upon the exercise of a Stock Appreciation Right granted pursuant to Section 7(a), an optionee shall be entitled to receive an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment. Upon the exercise of a Stock Appreciation Right granted pursuant to Section 7(b), the holder shall be entitled to receive an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the Fair Market Value of one share of Stock

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at the date the Stock Appreciation Right was granted multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

          (iii) Stock Appreciation Rights shall be transferable only when and to the extent that any underlying Stock Option would be transferable under Section 6(e) of the Plan. Otherwise, Stock Appreciation Rights shall not be transferable by the holder other than by will or the laws of descent and distribution. Except as set forth above, all Stock Appreciation Rights shall be exercisable, during the holder's lifetime, only by the holder.

          (iv) Upon the exercise of a Stock Appreciation Right granted pursuant to Section 7(a), the Stock Option, or part thereof to which such Stock Appreciation Right is related, shall be deemed to have been exercised for the purpose of the limitation set forth in Section 4 of the Plan on the number of shares of Stock to be issued under the Plan.

          (v) A Stock Appreciation Right granted in connection with an Incentive Stock Option pursuant to Section 7(a) may be exercised only if and when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.


                                  SECTION 8.
                               RESTRICTED STOCK

     (a)  Administration. Shares of Restricted Stock may be issued either alone
          --------------
or in addition to other awards granted under the Plan. The Committee shall determine the employees of the Company and its Subsidiaries to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price, if any, to be paid by the recipient of Restricted Stock (subject to Section 8(b) hereof), the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards. However, in no event shall any restriction, including risk of forfeiture, attach to the Restricted Stock for a term to exceed ten years from the date such Stock was granted. The Committee may also condition the grant of Restricted Stock upon the attainment of specified performance goals, or such other criteria as the Committee may determine, in its sole discretion. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

     (b)  Awards and Certificates. The prospective recipient of an award of
          -----------------------
shares of Restricted Stock shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Stock Award Agreement") and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the then applicable terms and conditions.

          (i) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify) after the award date by executing a Restricted Stock Award Agreement and paying whatever price, if any, is required.

          (ii) Each participant who is awarded Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock.

     Such certificate shall be registered in the name of the participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following:

     The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Alabama National BanCorporation 1999 Long Term Incentive Plan and a Restricted Stock Agreement entered into between the registered owner and Alabama National BanCorporation. Copies of such Plan and Agreement are on file in the offices of Alabama National BanCorporation, 1927 First Avenue North, Birmingham, Alabama 35203.

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          (iii)  The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

     (c)  Restrictions and Conditions. The shares of Restricted Stock awarded
          ---------------------------
pursuant to this Section 8 shall be subject to the following restrictions and conditions:

          (i) Subject to the provisions of this Plan and Restricted Stock Award Agreements, during the period established by the Committee in which the Restricted Stock is subject to forfeiture (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on performance and/or such other factors as the Committee may determine, in its sole discretion.

          (ii) Except as provided in Section 8(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to receive any dividends.

          Dividends paid in cash with respect to shares of Restricted Stock shall not be subject to any restrictions or subject to forfeiture. Dividends paid in stock of the Company or stock received in connection with a stock split with respect to Restricted Stock shall be subject to the same restrictions as on such Restricted Stock. Certificates for shares of unrestricted Stock shall be delivered to the participant promptly after, and only after, the period of forfeiture shall expire without forfeiture in respect of such shares of Restricted Stock.

          (iii) Subject to the provisions of the Restricted Stock Award Agreement and this Section 8, upon termination of employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant, and the participant shall only receive the amount, if any, paid by the participant for such forfeited Restricted Stock.

          (iv) In the event of special hardship circumstances of a participant whose employment is involuntarily terminated (other than for Cause), the Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such participant's shares of Restricted Stock.


                                  SECTION 9.
                              PERFORMANCE AWARDS

     Performance Awards shall be evidenced by performance award agreements in such form not inconsistent with the Plan as the Committee shall approve from time to time. Such agreements shall contain in substance the following terms and conditions:

     (a)  Performance Period. The performance period for a Performance Award
          ------------------
shall be established by the Committee and shall be not more than ten (10) years.

     (b)  Valuation of Awards. A value for each Performance Award shall be
          -------------------
established by the Committee, together with principal and minimum performance targets to be achieved with respect to the Performance Award during the performance period. The participant shall be entitled to receive one hundred percent (100%) of the value of the Performance Award if the principal target is achieved during the performance period, but shall be entitled to received nothing for such Performance Award if the minimum target is not achieved during the performance period. The participant shall be entitled to receive a stated portion of the value of the Performance Award for performance during the performance period which meets or exceeds the minimum target but fails to meet the principal target.

     (c)  Performance Targets. The performance targets established under the
          -------------------
Plan shall relate to the performance of the Company or any segment thereof (collectively referred to in this Section 9 as "Company's

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performance") over the performance period, and may be established in terms of growth in earnings or equity, ratio of earnings to stockholders' equity or to total capital, total return to the Company's stockholders, or any other performance standards as may be determined by the Committee. Multiple targets may be used and may have the same or different weighting, and they may relate to the Company's absolute performance or the Company's performance as measured against that of other companies, or any other standards as may be determined by the Committee.

     (d)  Adjustments. At any time prior to payment of the Performance Awards,
          -----------
the Committee may adjust previously established performance targets and other terms and conditions, to reflect major unforeseen events such as changes in laws, regulations or accounting policies or procedures, mergers, acquisitions or divestitures or extraordinary, unusual or nonrecurring items or events.

     (e)  Payments of Performance Awards. Following the conclusion of each
          ------------------------------
performance period, the Committee shall determine the extent to which performance targets have been attained for such period as well as the other terms and conditions established by the Committee. The Committee shall determine what, if any, payment is due on the Performance Awards and whether such payment shall be made in cash, in Stock, or partially in cash and partially in Stock. Any payments made in Stock shall be made as promptly as practicable following the end of the performance period unless deferred subject to such terms and conditions as may be prescribed by the Committee.

     (f)  Termination by Death, Disability or Retirement. Any employee granted a
          ----------------------------------------------
Performance Award pursuant to this Section 9, who, by reason of death, Disability or Retirement, terminates employment before the end of the performance period, may be entitled to receive a portion of any earned Performance Award. The Committee, in its discretion, will determine the amount, if any, of the Performance Award earned and the time at which payment will be made.

     (g)  Other Termination. An employee who voluntarily terminates employment
          -----------------
or whose employment is terminated involuntarily for Cause will forfeit all rights under the Performance Awards.

     (h)  Section 162(m) Provisions. Unless otherwise determined by the
          -------------------------
Committee, achievement objectives established for the top five most highly compensated officers of the Company shall be pre-established objective performance goals within the meaning of Section 162(m) of the Code and treasury regulations promulgated thereunder. Furthermore, unless otherwise determined by the Committee, once the Committee has established one or more performance targets with respect to a Performance Award granted to one of the top five most highly compensated officers of the Company which were, when granted, intended to be pre-established objective performance goals within the meaning of Section 162(m) of the Code and the treasury regulations thereunder, the Committee shall not waive or alter the targets after the earlier of (i) the expiration of twenty-five percent (25%) of the performance period or (ii) the date on which the outcome under the targets is substantially certain. Unless otherwise determined by the Committee, if any provision of the Plan or any Performance Award granted to an individual who is one of the top five most highly compensated officers of the Company hereunder would disqualify the Performance Award with respect to such individual, or would otherwise not comply with
Section 162(m) of the Code, such provision or Performance Award shall be construed or deemed amended to conform to Section 162(m) of the Code.


                                  SECTION 10.
                                LOAN PROVISIONS

     With the consent of the Committee, the Company may make, or arrange for, a loan or loans to an employee with respect to the exercise of any Stock Option granted under the Plan and/or with respect to the payment of the purchase price, if any, of any Restricted Stock awarded hereunder. The Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, term and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which the loan or loans may be forgiven.

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

                                  SECTION 11.
                          AMENDMENTS AND TERMINATION

     The Board may amend, alter, or discontinue the Plan as it shall deem advisable or to conform to any change in any applicable law or regulation applicable thereto (including, without limitation, applicable federal securities laws and regulations and applicable federal income tax laws and regulations); provided, however, that no amendment, alteration, or discontinuation shall be made which would impair the right of an optionee or participant under a Stock Option, Stock Appreciation Right, Restricted Stock, or Performance Award theretofore granted, without the optionee's or participant's consent, or which without the approval of the stockholders would:

     (a) except as expressly provided in this Plan, increase the total number of shares reserved for issuance under the Plan;

     (b) decrease the option price of any Stock Option to less than 100% of the Fair Market Value on the date of the granting of the option;

     (c) change the participants or class of participants eligible to participate in the Plan; or

     (d)  extend the maximum option period under Section 6(b) of the Plan.

     The Committee may amend the terms of any award or option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without his or her consent. The Committee may also substitute new Stock Options for previously granted Stock Options including options granted under other plans applicable to the participant and previously granted Stock Options having higher option prices.


                                  SECTION 12.
                            UNFUNDED STATUS OF PLAN

     The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company nothing set forth herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payment in lieu of or with respect to awards hereunder; provided, however, that the existence of such trusts or other arrangements shall be consistent with the unfunded status of the Plan.


                                  SECTION 13.
                               CHANGE IN CONTROL

     In the case of a merger or consolidation in which the Company is not the surviving corporation, or a sale or other transfer of all or substantially all of the business or property of the Company (including, but not limited to, the sale or other transfer of one or more of the Company's principal Subsidiary banks if such sale or transfer could constitute a substantial majority of the Company's business or property), or liquidation or dissolution of the Company, or in the event of a tender offer or any other change involving a threatened change in control of the Company which, in the opinion of the Committee, could deprive the holders of the benefits intended to be conferred by awards hereunder, the Committee may, in anticipation of any such transaction event, either at the time of grant or thereafter, make such adjustments in the terms and conditions of outstanding awards, as the Committee in its sole discretion determines are equitably warranted under the circumstances, including, without limitation, (i) acceleration of exercise terms or (ii) acceleration of the lapse of restrictions and/or performance objectives or other terms.

                                  SECTION 14.
                              GENERAL PROVISIONS

     (a) All certificates for shares of Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary, any right to continued employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

     (c) No employee shall have any rights as a shareholder of the Company as a result of the grant of a Stock Option to him or her under this Plan or his or her exercise of such Stock Option pending the actual issuance of Stock subject to such Stock Option to such employee.

     (d) Each participant shall, no later than the date as of which the value of an award first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditioned on such payment or arrangements, and the Company (and, where applicable, its Subsidiaries), shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

     Subject to applicable laws and regulations regarding transactions in Stock by persons who are deemed insiders, a participant may elect to have the withholding tax obligations or, in the case of all awards hereunder except Stock Options which have related Stock Appreciation Rights, if the Committee so determines, any additional tax obligation with respect to any awards hereunder satisfied by (a) having the Company withhold shares of Stock otherwise deliverable to the participant with respect to the award or (b) delivering to the Company shares of unrestricted Stock.

     (e) At the time of grant or purchase, the Committee may provide, in connection with any grant or purchase made under this Plan, that the shares of Stock received as a result of such grant or purchase shall be subject to a right of first refusal, pursuant to which the participant shall be required to offer the Company any shares that the participant wishes to sell, with the price being the then Fair Market Value of the Stock, subject to such terms and conditions as the Committee may specify at the time of grant.

     (f) No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

     (g) If any provision of the Plan or any agreement representing an award granted hereunder is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or award, or would disqualify the Plan or any award granted hereunder under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the award, such provision shall be stricken as to such jurisdiction, person or award and the remainder of the Plan and any such award shall remain in full force and effect.

     (h) Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (a) the listing, registration or qualification of the shares of Stock subject or related thereto upon any securities exchange or under any state or federal law, or (b) the consent or approval of any government regulatory authority, or (c) an agreement by the recipient of an award with respect to the disposition of shares of Stock, is necessary or desirable as a condition of, or in connection with, the granting of such award or the issue or purchase of shares of Stock thereunder, such award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee. A participant shall agree, as a condition of receiving any award under the Plan, to execute any documents, make any representations, agree to restrictions on stock transferability and take any actions which in the opinion of legal counsel to the Company is required by any applicable law, ruling or regulation.

     (i) Nothing in the Plan shall affect the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Stock or the rights thereof or which are convertible into or exchangeable for Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     (j) Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.


                                  SECTION 15.
                            EFFECTIVE DATE OF PLAN

     The effective date of this Plan shall be the date it is adopted by the Board; provided that the shareholders of the Company shall approve the Plan within twelve (12) months after the date of adoption; and, provided further, that any awards granted under this Plan before the date of such shareholder approval shall be granted subject to such approval.


                                  SECTION 16.
                                 TERM OF PLAN

     No Stock Option, Stock Appreciation Right, Restricted Stock or Performance Award shall be granted pursuant to the Plan on or after the tenth anniversary of the date of stockholder approval, but awards theretofore granted may extend beyond that date.